                                                                     EXHIBIT 4.3


                            OFFICERS' CERTIFICATE OF
              THERMO ELECTRON CORPORATION PURSUANT TO SECTION 301
                       OF THE INDENTURE IDENTIFIED BELOW


     The undersigned John N. Hatsopoulos and Kenneth J. Apicerno as the Chief Financial Officer and Treasurer, respectively, of Thermo Electron Corporation ("Company"), acting pursuant to authorizations contained in resolutions, copies of which are delivered herewith, duly adopted on July 17, 1997, July 14, 1998 and August 21, 1998 by the Board of Directors of the Company, and on October 26, 1998 by the Pricing Committee thereof, do hereby authorize, adopt and approve the following terms for a series (the "Series") of the Company's debt securities (the "Securities") to be issued under a Senior Indenture dated as of October 29, 1998, as amended by the First Supplemental Indenture dated as of October 29, 1998 (collectively, the "Indenture"), from the Company, as issuer, to Bankers Trust Company, as Trustee, pursuant to the Registration Statement on Form S-3 (No. 333-62957) under the Securities Act of 1933, as amended. Terms used herein without definition shall have the meanings ascribed to such terms in the Indenture. Article and Section references are to the Indenture.

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
Section    The title or designation of the             7.625% Notes due October 30, 2008 (the "Notes").
 301 (1)   Securities and the series in which the
           Securities shall be included:
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Section    Any limit upon the aggregate principal      $150,000,000 aggregate principal amount.
 301 (2)   amount of the Securities of such title or
           designation or the Securities of such
           series which may be authenticated and
           delivered under the Indenture (except for
           Securities authenticated and delivered
           upon registration or transfer of, or in
           exchange for, or in lieu of, other
           Securities of such series pursuant to
           Section 304, 305, 306, 905 or 1107 of the
           Indenture, upon repayment in part of any
           Security of such series pursuant to
           Article Fifteen, or upon surrender in
           part of any Security for conversion or
           exchange into other securities pursuant
           to its terms, or pursuant to the terms of
           such Securities):
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Section    If the Securities are to be issuable as     The Notes are to be issued only as Registered
 301 (3)   Registered Securities, as Bearer            Notes.
           Securities or alternatively as Bearer
           Securities and Registered Securities, and
           whether the Bearer Securities are to be
           issuable with Coupons, without Coupons or
           both, and any restrictions applicable to
           the offer, sale or delivery of the Bearer
           Securities and the terms, if any, upon
           which Bearer Securities may be exchanged
           for Registered Securities and vice versa:
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

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
Section    If any of the Securities are to be          Registered Notes are to be issued solely in
 301 (4)   issuable in global form, when any of such   permanent global form (except as otherwise
           Securities are to be issuable in global     specified in Section 305).  The Depository for
           form and (i) whether such Securities are    the Registered Notes is the Depository Trust
           to be issued in temporary or permanent      Company and any successor thereto.  Registered
           global form or both, (ii) the extent to     Notes shall be registered in the name of the
           which, or the manner in which, any          Depository or its nominee (except as otherwise
           interest payment or Additional Amounts on   specified in Section 305). Beneficial owners of
           a global Security on an Interest Payment    interests in the permanent global Registered
           Date will be paid and the manner in which   Notes may not exchange such interest for Notes,
           any principal of or premium, if any, on     except as specified in Section 305. The original
           any global Security will be paid, (iii)     issuance date for the Notes is October 29, 1998.
           whether beneficial owners of interests in
           any such global Security may exchange       Additional Amounts will not be payable on the
           such interests for Securities of the same   Notes.
           series and of like tenor and of any
           authorized form and denomination, and the   The Company will make all payments of principal
           circumstances under which any such          and interest on the Notes in immediately
           exchanges may occur, if other than in the   available funds so long as the Notes are
           manner specified in Section 305 of the      maintained in book-entry form.
           Indenture, (iv) the name of the
           Depository or the U.S. Depository, as the
           case may be, with respect to any global
           Security and, if applicable, any
           successor to the Depository or U.S.
           Depository, (v) the name of the Common
           Depository, if applicable, and (vi) the
           Exchange Date, if applicable:

--------------------------------------------------------------------------------------------------------
Section    If any of the Securities are to be          The Registered Notes in global form shall be
 301 (5)   issuable as Bearer Securities or in         dated the date of original issuance of the first
           global form, the date as of which any       of such Notes to be issued.  All other Notes
           such Bearer Security or global Security     shall be dated the date of their authentication.
           shall be dated (if other than the date of
           original issuance of the first of such
           Securities to be issued):
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

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
Section    If any of the Securities are to be          Not applicable.
 301 (6)   issuable as Bearer Securities, whether
           interest in respect of any portion of a
           temporary Bearer Security in global form
           payable in respect of an Interest Payment
           Date therefor prior to the Exchange Date,
           shall be paid to any clearing
           organization with respect to the portion
           of such temporary Bearer Security held
           for its account and, in such event, the
           terms and conditions (including any
           certification requirements) upon which
           any such interest payment received by a
           clearing organization will be credited to
           the Persons entitled to interest payable
           on such Interest Payment Date, if other
           than as provided in Section 304 of the
           Indenture:
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Section    The date or dates, or the method or         The Stated Maturity of the principal of the
 301 (7)   methods, if any, by which the date or       Notes is October 30, 2008.
           dates shall be determined on which the
           principal of the Securities is payable:
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Section    The rate or rates at which the Securities   The Notes shall bear interest at the per annum
 301 (8)   shall bear interest, if any, or the         rate of 7.625%. Interest shall accrue from the
           method or methods, if any, by which such    date of original issuance of the Notes. The
           rate or rates are to be determined; the     Interest Payment Dates for the Notes shall be
           date or dates, if any, from which such      April 30 and October 30, in each year,
           interest shall accrue or the method or      commencing April 30, 1999. The Regular Record
           methods, if any, by which such date or      Dates for the interest payable on such Interest
           dates are to be determined; the Interest    Payment Dates are April 15 and October 15,
           Payment Dates, if any, on which such        respectively.  Additional Amounts shall not be
           interest shall be payable and the Regular   payable on the Notes.
           Record Date, if any, for the interest
           payable on Registered Securities on any
           Interest Payment Date; whether and under
           what circumstances Additional Amounts on
           such Securities or any of them shall be
           payable; the notice, if any, to Holders
           regarding the determination of interest
           on a floating rate Security and the
           manner of giving such notice, and the
           basis upon which interest shall be
           calculated if other than that of a
           360-day year of twelve 30-day months:
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

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
Section    If in addition to or other than the         The Borough of Manhattan, The City of New York
 301 (9)   Borough of Manhattan, The City of New       shall be the place where principal of, any
           York (or, in the case of Bearer             premium and interest on the Notes shall be
           Securities, except as otherwise provided    payable, any of such Notes may be surrendered
           in the Indenture, London, England), the     for registration of transfer and exchange, any
           place or places where the principal of,     of such Notes may be surrendered for transfer or
           any premium and interest on or any          exchange in the circumstances described herein
           Additional Amounts with respect to such     and in the Indenture, and notices or demands to
           Securities shall be payable, any of such    or upon the Company in respect of such Notes and
           Securities may be surrendered for           the Indenture may be served.
           registration of transfer and exchange,
           any of such Securities may be surrendered   Principal, premium (if any), and interest
           for transfer, exchange or conversion in     payments with respect to a global Note will be
           the circumstances described  herein and     paid in the manner set forth in the Indenture.
           in the Indenture, and notices or demands
           to or upon the Company in respect of such   In the event the Note in permanent global form
           Securities and the Indenture may be         is exchangeable for definitive Notes pursuant to
           served:                                     Section 305 and the Notes are then listed on the
                                                       Luxembourg Stock Exchange, Luxembourg shall be
                                                       an additional place where the principal of, any
                                                       premium and interest on the Notes shall be
                                                       payable and any of such Notes may be surrendered
                                                       for transfer or exchange in the circumstances
                                                       described herein and in the Indenture.

--------------------------------------------------------------------------------------------------------
Section    Whether any of the Securities are to be     The Notes may be redeemed, at the option of the
 301 (10)  redeemable at the option of the Company     Company, in whole or in part at any time on the
           and, if so, the date or dates on which,     Redemption Date, upon notice as described in the
           the period or periods within which, the     Indenture, at the Redemption Price.
           price or prices at which and the other
           terms and conditions upon which the         The Redemption Price shall be equal to the
           Securities may be redeemed, in whole or     greater of (i) 100% of the principal amount of
           in part, at the option of the Company       the Notes and (ii) the sum of the present values
           and, if other than by a Company Board       of the remaining scheduled payments of principal
           Resolution, the manner in which any         and interest thereon (not including the portion
           election by the Company to redeem the       of any such payments of interest accrued as of
           Securities shall be evidenced:              the Redemption Date) discounted to the
                                                       Redemption Date on a semi-annual basis (assuming
                                                       a 360-day year consisting of twelve 30-day
                                                       months) at the Adjusted Treasury Rate (as
                                                       defined below) (determined on the third Business
                                                       Day preceding such Redemption Date), together,
                                                       in each case, with accrued and unpaid interest
                                                       to the Redemption Date.
--------------------------------------------------------------------------------------------------------

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
                                                       "Adjusted Treasury Rate" means (i) the
                                                       arithmetic mean of the yields under the heading
                                                       "Week Ending" published in the Statistical
                                                       Release most recently published prior to the
                                                       date of determination under the caption
                                                       "Treasury Constant Maturities" for the maturity
                                                       (rounded to the nearest month) corresponding to
                                                       the remaining life to maturity, as of the
                                                       Redemption Date, of the Notes being redeemed
                                                       plus (ii) 0.30%.  If no maturity set forth under
                                                       such heading exactly corresponds to the maturity
                                                       of such Notes, yields for the two published
                                                       maturities most closely corresponding to the
                                                       maturity of such Notes shall be calculated by
                                                       the Company pursuant to the immediately
                                                       preceding sentence, and the Adjusted Treasury
                                                       Rate shall be interpolated or extrapolated from
                                                       such yields on a straight-line basis, rounding
                                                       in each of the relevant periods to the nearest
                                                       month.

                                                       "Statistical Release" means the statistical
                                                       release designated "H.15(519)" or any successor
                                                       publication which is published weekly by the
                                                       Federal Reserve System and which establishes
                                                       yields on actively-traded United States
                                                       government securities adjusted to the constant
                                                       maturities, or, if such statistical release is
                                                       not published at the time of any determination
                                                       under the terms of the Notes, then such other
                                                       reasonably comparable index which shall be
                                                       designated by the Company.
--------------------------------------------------------------------------------------------------------
Section    If the Company is obligated to redeem or    Not applicable.
 301 (11)  purchase any of the Securities pursuant
           to any sinking fund or analogous
           provision or at the option of any Holder
           thereof (including under Article Fifteen
           of the Indenture) and, if so, the date or
           dates on which, the period or periods
           within which, the price or prices at
           which and the other terms and conditions
           upon which the Securities shall be
           redeemed or purchased, in whole or in
           part, pursuant to such obligation, and
           any provisions for the remarketing of the
           Securities so redeemed or purchased:
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

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
Section    The denominations in which any of the       None, except that the global Registered Note
 301 (12)  Securities that are Registered Securities   held by the Depository shall be in such
           shall be issuable if other than             principal amount as the officer(s) manually
           denominations of $1,000 and any integral    executing the same shall approve, their manual
           multiple thereof, and the denominations     execution thereof to be conclusive evidence of
           in which any of the Securities that are     such approval.
           Bearer Securities shall be issuable if
           other than the denominations of $1,000
           and $10,000:
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Section    If other than the principal amount          Not applicable.
 301 (13)  thereof, the portion of the principal
           amount of any of the Securities that
           shall be payable upon declaration of
           acceleration of the Maturity thereof
           pursuant to Section 502 of the Indenture
           or the method by which such portion is to
           be determined:
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Section    If the amount of payments of principal      Not applicable.
 301 (14)  of, any premium or interest on or any
           Additional Amounts with respect to the
           Securities may be determined with
           reference to an index, indices, formula
           or other method or methods (which index,
           indices, formula or method or methods may
           be based, without limitation, on one or
           more currencies, commodities, equity
           indices or other indices), and, if so,
           the terms and conditions upon which and
           the manner in which such amounts shall be
           determined and paid or payable:
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Section    Any deletions from, modifications of or     As set forth in the First Supplemental Indenture.
 301 (15)  additions to the Events of Default or
           covenants of the Company with respect to
           any of the Securities, whether or not
           such Events of Default or covenants are
           consistent with the Events of Default or
           covenants set forth in the Indenture:
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

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
Section    If either or both of Section 402(2)         Both Section 402(2) and Section 402(3) shall be
 301 (16)  relating to defeasance or Section 402(3)    applicable to the Notes.  Sections 801, 1007 and
           relating to covenant defeasance, as set     1008 shall be subject to covenant defeasance as
           forth in the Indenture, shall be            provided in the Indenture.
           applicable to the Securities, or any
           covenants in addition to those specified
           in Section 402(3) of the Indenture
           relating to the Securities which shall be
           subject to covenant defeasance, and any
           deletions from, or modifications or
           additions to, the provisions of Article
           Four of the Indenture in respect of the
           Securities shall apply:
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Section    The terms, if any, on which the             Not applicable.
 301 (17)  Securities may be converted into or
           exchanged for other securities of the
           Company:
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Section    If any of the Securities are to be          Not applicable.
 301 (18)  issuable in global form and are to be
           issuable in definitive form (whether upon
           original issue or upon exchange of a
           temporary Security) only upon receipt of
           certain certificates or other documents
           or satisfaction of other conditions, then
           the form and terms of such certificates,
           documents or conditions:
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Section    If there is more than one Trustee, the      The Trustee is:
 301 (19)  identity of the Trustee and, if not the
           Trustee, the identity of each Security      Bankers Trust Company
           Registrar, Paying Agent, Conversion Agent
           or Authenticating Agent with respect to     Four Albany Street
           such Securities:                            4th Floor
                                                       New York, NY  10006

                                                       The Trustee shall initially be the Security
                                                       Registrar, the Authenticating Agent and the
                                                       Paying Agent with respect to the Notes.

                                                       In the event the Note in permanent global form
                                                       is exchangeable for definitive Notes pursuant to
                                                       Section 305 and the Notes are then listed on the
                                                       Luxembourg Stock Exchange, Bankers Trust
                                                       Luxembourg, S.A. shall be an additional Paying
                                                       Agent.
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

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
Section    [INTENTIONALLY OMITTED]
 301 (20)
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Section    Any other terms of the Securities and any   The form of the Registered Note in global form
 301 (21)  deletions from or modifications or          is attached to this Certificate as Exhibit A.
           additions to the Indenture in respect of    The form of the definitive Registered Note,
           the Securities (which terms shall not be    which is to be used only if one of the
           inconsistent with the provisions of the     conditions set forth in the first sentence of
           Indenture, except as permitted by Section   the seventh paragraph of Section 305 of the
           901 thereof):                               Indenture has occurred, is attached to this
                                                       Certificate as Exhibit B.
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Section    Definition of Business Day, if other than   Not applicable.
 101       as set forth in the Indenture:
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Section    Definition of United States, if other       Not applicable.
 101       than as set forth in the Indenture:
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Section    The extent to which an Indexed Security     Not applicable.
 101       is deemed Outstanding, if other than as
           set forth in the Indenture:
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Section    Whether an Opinion of Counsel may not be    Not applicable.
101        given by an employee of the Company:

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Section    Whether actions by Holders may not be       Not applicable.
104        taken by proxy:
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Section    Whether notice of any event given to        Not applicable.
106        Holders shall be in a manner different
           than as set forth in the Indenture:

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Section    Payment or conversion on a day other than   Not applicable.
 114       a Business Day, if other than as set
           forth in the Indenture:
--------------------------------------------------------------------------------------------------------
Section    Whether the Securities initially shall be   Not applicable.
204        issued in other than global form:

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

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
Section    Whether payment of principal of, any        Not applicable.
204        premium and (except for temporary global
           Bearer Securities) interest on, and any
           Additional Amounts in respect of, any
           temporary or permanent global Security
           shall be made to a Person or Persons
           other than the Person or Persons
           specified therein:

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Section    The Persons whom the Trustee or any agent   Not applicable.
204        of the Company or the Trustee shall treat
           as the Holder of the principal amount of
           the temporary global Bearer Security:

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Section    Whether temporary Securities (other than    Not applicable.
 304(b)    temporary global Bearer Securities),
           until exchanged for Definitive Securities
           of such series, will be entitled to the
           same benefits under the Indenture as
           Definitive Securities of such series:
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Section    Whether temporary global Bearer             Not applicable.
 304(c)    Securities shall have the same rights and
           benefits as definitive Bearer Securities:
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Section    The terms on which a permanent global       Not applicable.
 305       Registered Security shall be exchangeable
           for definitive Securities, if other than
           as set forth in the Indenture:
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Section    The terms under which holders of            Not applicable.
 305       definitive Registered Securities and
           Bearer Securities may exchange such
           interest for securities in global form,
           if other than as set forth in the
           Indenture:
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Section    The terms on which interest on Bearer       Not applicable.
 306       Securities shall be paid without
           presentation and surrender of the
           applicable Coupon, if other than as set
           forth in the Indenture:
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

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
Section    The person or persons to receive payments   Not applicable.
 307(a)    with respect to Registered Securities, if
           other than the registered holder
           (including DTC) thereof on the Regular
           Record Date:
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Section    Manner in which payments of interest        Not applicable.
 307(a)    shall be made if other than as set forth
           in the Indenture:
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Section    The terms on which a Bearer Security may    Not applicable.
 307(a)    be exchanged for a Registered Security
           after a Regular Record Date and before an
           Interest Payment Date, if other than as
           set forth in the Indenture:
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Section    Circumstances under which payments on a     Not applicable.
 307(a),   Bearer Security may be paid in the United
 1002      States, if other than as set forth in the
           Indenture:
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Section    Method of paying interest, by check or      Not applicable.
 307(a)    wire transfer or both, if other than as
           set forth in the Indenture:
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Section    The terms on which Defaulted Interest       Not applicable.
 307(b)    shall be paid with respect to Registered
           Securities, if other than as set forth in
           the Indenture:
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Section    Whether Securities or Coupons shall be      Not applicable.
 309       authenticated in lieu of or in exchange
           for any Securities or Coupons canceled as
           provided in Section 309 of the Indenture,
           except as expressly permitted by or
           pursuant to the Indenture:
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Section    Qualifications for an Authenticating        Not applicable.
 612       Agent, if other than as set forth in the
           Indenture:
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Section    Dates upon which the Company will furnish   Not applicable.
 701(1)    names and addresses of Holders, if other
           than as set forth in the Indenture:
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

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
Section    Whether the Company shall be required to    As required by law or regulation.
 1004      make all payments of principal of,
           premium, if any, and interest on
           Securities of any series to a Holder
           thereof who is not a United States
           person, without set-off, counterclaim,
           fees, liabilities or similar deductions
           (including payments on redemption and
           repayment), and free and clear of, and
           without deduction or withholding for
           Taxes:
--------------------------------------------------------------------------------------------------------
Section    If the Company or any agent of the          Additional Amounts will not be payable on the
 1004      Company is required by law or regulation    Notes.
           to make any deduction or withholding for
           or on account of Taxes, whether the
           Company shall pay such Additional Amounts
           as shall be necessary in order that the
           net amounts received by the Holders of
           the Securities of any series who are not
           United States Persons after such
           deduction or withholding shall equal the
           amount that would have been receivable
           thereunder in the absence of such
           deduction or withholding:
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Section    Whether the covenant set forth in Section   The covenant set forth in Section 1007 shall be
 1007      1007 shall be for the benefit of the        for the benefit of the Notes.
           Securities:
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Section    Whether the covenant set forth on Section   The covenant set forth in Section 1008 shall be
 1008      1008 covenant shall be for the benefit of   for the benefit of the Notes.
           the Securities:
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Section    Whether the Company shall be required to    The Company shall not be required to deposit
 1105      deposit with the Trustee the accrued        with the Trustee the accrued interest on the
           interest on and any Additional Amounts      Notes being redeemed if the Redemption Date
           with respect to Securities being redeemed   shall be an Interest Payment Date.
           if the Redemption Date shall be an
           Interest Payment Date:
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

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
Section    If other than as set forth in the           Not applicable.
 1106      Indenture, whether installments of
           interest on Bearer Securities whose
           Stated Maturity is on or prior to the
           Redemption Date shall be payable other
           than upon the presentation and surrender
           of the Coupons for such interest:
--------------------------------------------------------------------------------------------------------
Section    If other than as set forth in the           Not applicable.
 1106      Indenture, whether installments of
           interest on Registered Securities whose
           Stated Maturity is on or prior to the
           Redemption Date shall be payable to the
           Holders of such Securities registered as
           such at the close of business on the
           Regular Record Date:
--------------------------------------------------------------------------------------------------------
           Issue price to public of Securities of      99.724% of the principal amount of the Notes.
           the Series:
--------------------------------------------------------------------------------------------------------
           Underwriters' commission or discount as a   0.65%.
           percentage of the principal amount of
           Securities of the Series to be issued:
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



                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

  IN WITNESS WHEREOF, the undersigned have executed this Certificate on behalf of the Company.



                              THERMO ELECTRON CORPORATION


                              By: /s/ John N. Hatsopoulos
                                  -----------------------
                                  Name:  John N. Hatsopoulos
                                  Title:  Chief Financial Officer


                              By: /s/ Kenneth J. Apicerno
                                  -----------------------
                                  Name:  Kenneth J. Apicerno
                                  Title:  Treasurer

Dated as of October 29, 1998

                                                                       Exhibit A

                (FORM OF FACE OF REGISTERED GLOBAL SECURITIES)


Unless this Security is presented by an authorized representative of The Depository Trust Company ("DTC"), 55 Water Street, New York, New York to the issuer or its agent for registration of transfer, exchange or payment, and such Security issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, since the registered owner hereof, CEDE & CO., has an interest herein.

Unless and until this Security is exchanged in whole or in part for Securities in certificated form, this Security may not be transferred except as a whole by DTC to a nominee thereof or by a nominee thereof to DTC or another nominee of DTC or by DTC or any such nominee to a successor of DTC or a nominee of such successor.

                          THERMO ELECTRON CORPORATION
                    (Incorporated in the State of Delaware)


                                   __%  NOTE
                             DUE __________ , 200_


No. R-
       _______________

CUSIP:
       _______________

          Thermo Electron Corporation , a Delaware corporation (herein referred to as the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to Cede & Co. or registered assigns the principal sum of $_______ (or any other amounts as are endorsed on the Schedule of Adjustments hereto) on ____________ (the "Stated Maturity") upon the presentation and surrender hereof, and to pay interest thereon from ______________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on _____ and ________ of each year (each, an "Interest Payment Date"), commencing ________, at the rate of __% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________ or ______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date, by check mailed or delivered to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, however, that such interest may be paid, at the
                  ------------------
Company's option and with the consent of any Paying Agent, by transfer to an account maintained by the Payee with a bank located in the United States. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. All payments hereunder shall be made in United States Dollars.

          Subject to the applicable provisions of the Indenture, the aggregate principal amount represented by this global Security may be decreased to reflect exchanges or partial redemptions, by endorsing the Schedule of Adjustments hereto, and the principal amount hereof shall be deemed to be decreased for all purposes by the amount so exchanged or redeemed, as applicable.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.


Dated:_________________________                      THERMO ELECTRON CORPORATION

                                                     By:_______________________
Attest:                                                  Kenneth J. Apicerno
                                                         Treasurer
_______________________________
Secretary

[SEAL]

                         CERTIFICATE OF AUTHENTICATION

  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              BANKERS TRUST COMPANY,
                              as Trustee


                              By:
                                 __________________________
                                 Authorized Officer

               (FORM OF REVERSE OF REGISTERED GLOBAL SECURITIES)

                          THERMO ELECTRON CORPORATION


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, as amended by the First Supplemental Indenture, and as further supplemented by the Company's Officers' Certificate, each dated as of _____________, 1998 (collectively, the "Indenture") by the Company, as issuer, to Bankers Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof and the aggregate principal amount of the Securities to be issued under such series is limited to $____ (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities). The Holders of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the office of the Paying Agents appointed by the Company. All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Securities are issuable as registered securities (the "Registered Securities"), without Coupons, in denominations of U.S. $1,000 and integral multiples thereof, except as otherwise provided in or pursuant to the Indenture. The Registered Securities, and transfers thereof, shall be registered as provided in the Indenture. The registered holder of a Registered Security shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Security, regardless of any notice of ownership, theft or loss or of any writing thereon.

          The Securities are general, unsecured obligations of the Company.

          No Additional Amounts shall be paid on the Securities.

          If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance and covenant defeasance with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          The Securities are not convertible into or exchangeable for the Company's Common Stock and will not be entitled to the benefit of any sinking fund.

     The Securities may be redeemed as provided in or pursuant to the Indenture, at the option of the Company, in whole or in part at any time on the Redemption Date, upon notice as described in the Indenture, at the Redemption Price. The Redemption Price shall be equal to the greater of (i) 100% of the principal amount of the Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) (determined on the third Business Day preceding such Redemption Date), together, in each case, with accrued and unpaid interest to the Redemption Date. "Adjusted Treasury Rate" means (i) the arithmetic mean of the yields under the heading "Week Ending" published in the Statistical Release most recently published prior to the date of determination under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the Redemption Date, of the Securities being redeemed, plus (ii) 0.30%. If no maturity set forth under such heading exactly corresponds to the maturity of such Securities, yields for the two published maturities most closely corresponding to the maturity of such Securities shall be calculated pursuant to the immediately preceding sentence, and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of the relevant periods to the nearest month. "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States government securities adjusted to the constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Securities, then such other reasonably comparable index which shall be designated by the Company. Notice of redemption will be given to Holders of Securities, not less than 20 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

     The Place of Payment, place of registration of transfer and exchange and the place of transfer and exchange for the Registered Securities shall be the Borough of Manhattan, the City of New York, and the Corporate Trust Office of the Trustee shall be the Company's Office or Agency in the Borough of Manhattan, the City of New York for such purpose.

     The Trustee initially shall be the Security Registrar, the Authenticating Agent, and a Paying Agent. The Trustee presently has its Corporate Trust Office at Four Albany Street, 4th Floor, New York, NY 10006. In addition, the Company has appointed Bankers Trust Luxembourg, S.A. as a Paying Agent. Bankers Trust Luxembourg, S.A.'s Office in Luxembourg is currently located at 14 Boulevard F.D. Roosevelt, l-2450 Luxembourg. The Company may subsequently appoint a new Office or Agency with respect to the Registered Securities.

     The Indenture permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time as specified therein. The Indenture also contains provisions permitting the waiver of compliance by the company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the waiver of certain past defaults under the Indenture and their consequences.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, on this Security at the times, places and rates, and in the coin or currency, herein and therein prescribed.

     The Indenture and the Securities shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely in such Commonwealth except that the rights, protections, obligations, indemnities and immunities of the Trustee under the Indenture and the Securities shall be governed by the laws of the State of New York, without regard to the principles of conflicts of laws of either state.

                            SCHEDULE OF ADJUSTMENTS

                                                        REMAINING
                    PRINCIPAL                        PRINCIPAL AMOUNT               NOTATION MADE
                    AMOUNT OF                         FOLLOWING SUCH                 ON BEHALF OF
DATE MADE           ADJUSTMENT                          ADJUSTMENT                   THE TRUSTEE

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------      ------------------                 --------------------           ------------------

---------------------------------------------------------------------------------------------------

                                TRANSFER NOTICE


FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
_____________ whose taxpayer identification number is _____________________ and whose address including postal/zip code is _____________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing _____________________________ attorney-in-fact to transfer said Security on the books of the Security Registrar with full power of substitution in the premises.


Dated:                        Name:
      _______________              __________________________
                              By:
                                   __________________________
                              Title:
                                    _________________________


                              NOTICE: The signature of the Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without enlargement or any change whatsoever.

                              SIGNATURE GUARANTEED


                              _______________________________

                                                                       Exhibit B

                    (FORM OF FACE OF REGISTERED SECURITIES)


                          THERMO ELECTRON CORPORATION
                    (Incorporated in the State of Delaware)


                                   __%  NOTE
                             DUE __________ , 200_


No. R-
     _____________

CUSIP:
      ____________


          Thermo Electron Corporation , a Delaware corporation (herein referred to as the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ____________ or registered assigns the principal sum of $_______ on ____________ (the "Stated Maturity") upon the presentation and surrender hereof, and to pay interest thereon from ______________ or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on _____ and ________ of each year (each, an "Interest Payment Date"), commencing ________, at the rate of __% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the ________ or ______ (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date by check mailed or delivered to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, however, that such interest may be paid, at the Company's
         --------- --------
option and with the consent of any Paying Agent, by transfer to an account maintained by the Payee with a bank located inside the United States. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Holder in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. All payments hereunder shall be made in United States Dollars.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the Certificate of Authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its facsimile corporate seal.


Dated:_________________________                      THERMO ELECTRON CORPORATION

                                                     By:_______________________
Attest:                                                  Kenneth J. Apicerno
                                                         Treasurer

_______________________________
Secretary

[SEAL]

                         CERTIFICATE OF AUTHENTICATION

  This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                              BANKERS TRUST COMPANY,
                              as Trustee


                              By:
                                 ____________________________
                                 Authorized Officer

                  (FORM OF REVERSE OF REGISTERED SECURITIES)

                          THERMO ELECTRON CORPORATION


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, as amended by the First Supplemental Indenture, and as further supplemented by the Company's Officers' Certificate, each dated as of _____________, 1998 (collectively, the "Indenture") by the Company, as issuer, to Bankers Trust Company, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture with respect to the series of which this Security is a part), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the duly authorized series of Securities designated on the face hereof and the aggregate principal amount of the Securities to be issued under such series is limited to $____ (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Securities). The Holders of the Securities will be entitled to the benefits of, be bound by, and be deemed to have notice of, all of the provisions of the Indenture. A copy of the Indenture is on file and may be inspected at the office of the Paying Agents appointed by the company. All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          The Securities are issuable as registered securities (the "Registered Securities"), without coupons, in denominations of U.S. $1,000 and integral multiples thereof, except as otherwise provided in or pursuant to the Indenture. The Registered Securities, and transfers thereof, shall be registered as provided in the Indenture. The registered holder of a Registered Security shall (to the fullest extent permitted by applicable law) be treated at all times, by all persons and for all purposes as the absolute owner of such Security, regardless of any notice of ownership, theft or loss or of any writing thereon.

          The Securities are general, unsecured obligations of the Company.

          No additional amounts shall be paid on the Securities.

          If an Event of Default, as defined in the Indenture, shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance and covenant defeasance with respect to this Security, in each case upon compliance with certain conditions set forth therein.

          The Securities are not convertible into or exchangeable for the Company's Common Stock and will not be entitled to the benefit of any sinking fund.

          The Securities may be redeemed as provided in the Indenture, at the option of the Company, in whole or in part at any time on the Redemption Date, upon notice as described in the Indenture, at the Redemption Price. The Redemption Price shall be equal to the greater of (i) 100% of the principal amount of the Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including the portion of any such payments of interest accrued as of the Redemption Date) discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate (as defined below) (determined on the third business day preceding such Redemption Date), together, in each case, with accrued and unpaid interest to the Redemption Date. "Adjusted Treasury Rate" means (i) the arithmetic mean of the yields under the heading "Week Ending" published in the Statistical Release most recently published prior to the date of determination under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the Redemption Date, of the Securities being redeemed, plus (ii) 0.30%. If no maturity set forth under such heading exactly corresponds to the maturity of such Securities, yields for the two published maturities most closely corresponding to the maturity of such Securities shall be calculated pursuant to the immediately preceding sentence, and the adjusted treasury rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of the relevant periods to the nearest month. "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively-traded United States Government Securities adjusted to the constant maturities, or, if such statistical release is not published at the time of any determination under the terms of the Securities, then such other reasonably comparable index which shall be designated by the Company. Notice of redemption will be given to holders of securities, not less than 20 nor more than 60 days prior to the Redemption Date, all as provided in the Indenture.

     The Place of Payment, place of registration of transfer and exchange and the place of transfer and exchange for the Registered Securities shall be the Borough of Manhattan, The City of New York, and the Corporate Trust Office of the Trustee shall be the Company's Office or Agency in the Borough of Manhattan, the City of New York for such purpose.

     The Trustee initially shall be the Security Registrar, the Authenticating Agent, and a Paying Agent. The Trustee presently has its Corporate Trust Office at Four Albany Street, 4th Floor, New York, NY 10006. In addition, the Company has appointed Bankers Trust Luxembourg, S.A. as a Paying Agent. Bankers Trust Luxembourg, S.A.'S Office in Luxembourg is currently located at 14 Boulevard F.D. Roosevelt, L-2450 Luxembourg. The Company may subsequently appoint a new Office or Agency with respect to the Registered Securities.

     The Indenture permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time as specified therein. The Indenture also contains provisions permitting the waiver of compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the waiver of certain past defaults under the Indenture and their consequences.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest, on this Security at the times, places and rates, and in the coin or currency, herein and therein prescribed.

     The Indenture and the Securities shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed entirely in such Commonwealth except that the rights, protections, obligations, indemnities and immunities of the Trustee under the Indenture and the Securities shall be governed by the laws of the State of New York, without regard to the principles of conflicts of laws of either state.

                                TRANSFER NOTICE


FOR VALUE RECEIVED, the undersigned Holder hereby sell(s), assign(s) and transfer(s) unto
________________________________________________________________________________
________________________________________________________________________________
_____________ whose taxpayer identification number is _____________________ and whose address including postal/zip code is _____________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing _____________________________ attorney-in-fact to transfer said Security on the books of the Security Registrar with full power of substitution in the premises.


Dated:                        Name:
      __________________            _____________________________
                              By:
                                   ______________________________

                              Title:
                                    _____________________________

                              NOTICE: The signature of the Holder to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without enlargement or any change whatsoever.

                              SIGNATURE GUARANTEED

                              ___________________________________